Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: August 31, 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: September 30, 2009	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

PAGE
NUMBER
Debtors Monthly Operating Report as of and for the Month Ended August 31, 2009

Index

Combined Condensed Statements of Income and Comprehensive Income for the Month Ended August 31, 2009 and Cumulative Post-Petition Period Ended August 31, 2009	3

Combined Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	5
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: Rejected Contracts and Related Matters	9
Note 7: General and Administrative Expenses and Reorganization Items	10

Schedules:
Schedule I Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended August 31, 2009	11
Schedule II Schedule of Combined Condensed Balance Sheet as of August 31, 2009	12
Schedule III Schedule of Payroll and Payroll Taxes	13
Schedule IV Schedule of Federal, State and Local Taxes	13
Schedule V Schedule of Total Disbursements by Debtor	20
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	30
Schedule VII Status of Mortgages Payable For Debtors	31
Schedule VIII Chapter 11 Retained Professionals Detail	34
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	35
Schedule X Debtors Questionnaire	36

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended	Cumulative Post-Petition
	August 31, 2009	Period Ended August 31, 2009
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$139,408	$625,526
Tenant recoveries	59,626	279,399
Overage rents	3,021	10,137
Land sales	639	2,549
Other	5,686	25,376

Total revenues	208,380	942,987

Expenses:
Real estate taxes	18,580	86,907
Repairs and maintenance	15,645	65,148
Marketing	1,976	9,021
Ground and other rents	965	5,105
Other property operating costs	28,725	124,457
Land sales operations	1,427	5,766
Provision for doubtful accounts	257	8,096
Property management and other costs	11,209	35,672
General and administrative	3,752	35,686
Provisions for impairment	76	79,929
Depreciation and amortization	51,684	234,118

Total expenses	134,296	689,905

Operating income	74,084	253,082

Interest (expense) income, net	(95,806)	(436,374)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(21,722)	(183,292)
Provision for income taxes	1,376	(1,218)
Equity in income of Real Estate Affiliates	7,064	32,836
Reorganization items	(9,318)	(44,133)

Net loss	(22,600)	(195,807)
Allocation to noncontrolling interests	(596)	(888)

Net loss attributable to common stockholders	$(23,196)	$(196,695)

Basic and Diluted Loss Per Share:	$(0.07)	$(0.63)
Dividends declared per share	—	—

Comprehensive Loss, Net:
Net loss attributable to common stockholders	$(23,196)	$(196,695)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	2,800	8,257
Accrued pension adjustment	180	403
Foreign currency translation	6,170	33,649
Unrealized losses on available-for-sale securities	—	87

Other comprehensive income, net	9,150	42,396

Comprehensive loss attributable to common stockholders	$(14,046)	$(154,299)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

August 31, 2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,946,905
Buildings and equipment	19,495,558
Less accumulated depreciation	(3,970,212)
Developments in progress	868,408

Net property and equipment	19,340,659
Investment in and loans to/from Unconsolidated Real Estate Affiliates	385,916
Investment property and property held for development and sale	1,108,401
Investment in controlled non-debtor entities	3,681,002

Net investment in real estate	24,515,978
Cash and cash equivalents	577,038
Accounts and notes receivable, net	327,906
Goodwill	211,540
Deferred expenses, net	248,870
Prepaid expenses and other assets	566,597

Total assets	$26,447,929

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	31,966
Deferred tax liabilities	892,277
Accounts payable and accrued expenses	708,953

Liabilities not subject to compromise	2,033,196

Liabilities subject to compromise	22,291,377

Total liabilities	24,324,573

Redeemable noncontrolling interests:
Preferred	120,756
Common	37,262

Total redeemable noncontrolling interests	158,018

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,813,107 shares issued as of August 31, 2009	3,138
Additional paid-in capital	3,793,011
Retained earnings (accumulated deficit)	(1,745,279)
Accumulated other comprehensive loss	(22,426)
Less common stock in treasury, at cost, 1,449,939 shares as of August 31, 2009	(76,752)

Total stockholder’s equity	1,951,692
Noncontrolling interests in consolidated real estate affiliates	13,646

Total equity	1,965,338

Total liabilities and equity	$26,447,929

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Commencement Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Commencement Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the April MOR and the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Commencement Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption during the Chapter 11 Cases covering, among other things, employee obligations, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management and cash collateral. The Debtors have retained, pursuant to Bankruptcy Court approval, legal and financial professionals to advise the Debtors on the bankruptcy proceedings and certain other professionals. From time to time, the Debtors may seek Bankruptcy Court approval for the retention of additional professionals. The Bankruptcy Court has also approved the Debtors request to enter into a post-petition financing arrangement (the “DIP Facility”), as further discussed in the May MOR. Recently, the Company filed statements of financial affairs and schedules of assets and liabilities for each Debtor entity. Finally, the Bankruptcy Court has ruled that until February 26, 2010, the Debtors have the exclusive right to file a plan of reorganization and, if they do so, they have until April 23, 2010 to obtain necessary acceptances of such plan.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income,

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
the operations for the Debtors are presented from each of their respective commencement dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7). Therefore, the interest expense and amortization of deferred finance cost related to the DIP facility, which were previously reflected as reorganization items, have been presented as interest expense.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such bearers are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position of the Debtors in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items have not been prepared for the purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2008, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009 (the “2009 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2009 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2009 Interim Report.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 3 Summary of Significant Accounting Policies
See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2009 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. In addition, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Commencement Date.
On August 31, 2009, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP were $298.5 million. In addition, as of September 22, 2009, the aggregate amount held in the combined GGPLP cash account upon which the first-lien holders have such lien rights was approximately $302.8 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

August 31, 2009
(In thousands)
Below-market ground leases	$183,585
Prepaid expenses	83,046
Real estate tax stabilization agreement	72,915
Receivables — finance leases and bonds	71,840
Special Improvement District receivable	48,596
Security and escrow deposits	44,099
Above-market tenant leases	26,768
Deferred tax	17,924
Other	17,824

Total prepaid expenses and other assets	$566,597

The components of combined security and escrow deposits of the Debtors are summarized as follows:

August 31, 2009
(In thousands)
Utility and other security deposits	$28,191
Operating funds — restricted	5,939
Construction/major maintenance reserves	4,236
Collateralized letters of credit and other credit support	1,907
Real estate tax escrows	455
Other miscellaneous escrows	3,371

Total security and escrow deposits	$44,099

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at August 31, 2009, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

August 31, 2009
(In thousands)
Accounts payable and accrued expenses	$291,230
Accrued interest	280,541
Construction payable	165,876
FIN 48 liability	133,025
Accrued real estate taxes	84,181
Deferred gains/income	78,777
Hughes accrued participation	70,465
Accrued payroll and other employee liabilities	62,556
Below-market tenant leases	60,737
Unapplied cash receipts	36,226
Additional purchase price for The Palazzo	26,614
FIN 47 liability	20,513
Tenant and other deposits	18,583
Insurance reserve	16,710
Nouvelle at Natick deferred revenue	13,971
Above-market ground leases	13,610
Capital lease obligations	8,039
Derivative financial instruments	1,993
Accounts payable to affiliates	(89,511)
Other	39,514

Total accounts payable and accrued expenses	1,333,650
Less: amounts not subject to compromise	(708,953)

Total accounts payable and accrued expenses subject to compromise	$624,697

The following table summarizes the amounts of LSTC at August 31, 2009:

(In thousands)
Mortgages and secured notes	$15,842,093
Unsecured notes	5,824,587
Accounts payable and accrued expenses	624,697

Total liabilities subject to compromise	$22,291,377

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain such contracts (except for our operating property tenant leases), only one such contract, that of an unexpired lease of office space that was no longer occupied by the Debtors, has been rejected as of August 31, 2009. Claims may result if an executory contract is rejected; however, no such potential claims have been recorded or reflected at this time. As discussed in the Monthly Operating Report filed on August 10, 2009, for the period ended June 30, 2009, the Bankruptcy Court has granted the Debtors an extension of time, through and including November 12, 2009, to assume or reject any unexpired lease where a Debtor is a lessee.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	August 31, 2009	August 31, 2009
	(In thousands)
Insider compensation	$1,411	$5,751
Professional fees*	1,357	26,215
Public Company expense	355	1,425
Travel and entertainment	17	76
Fees, insurance and other	612	2,219

Total general and administrative	$3,752	$35,686

*	This amount includes routine operating professional fees only, including any fees incurred for “ordinary course professionals”. Professional fees related to the Chapter 11 Cases are reported separately as a reorganization item.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses incurred directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	August 31, 2009	August 31, 2009
	(In thousands)
Gains on liabilities subject to compromise (1)	$—	$(3,886)
Interest income (2)	(5)	(19)
U.S. Trustee fees (3)	345	2,285
Restructuring costs — Chapter 11 Retained Professionals (4)	7,665	42,485
Restructuring costs — other professional fees (5)	1,313	3,268

Total reorganization items	$9,318	$44,133

(1)	This amount primarily includes repudiation, rejection or termination of contracts or guarantee of obligations. At August 31, 2009, such gains reflect agreements reached with certain critical vendors (as defined in certain of the Chapter 11 pleadings), which have beenratified by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 Cases.

(3)	Estimate of fees due for applicable reporting periods remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of certain restructuring or sale transactions. These fees are not currently being accrued, but may be accrued in future months if the payment of such fees is determined to be probable.

(5)	These fees relate to costs incurred by the Debtors for services rendered by non-attorney, non-core Chapter 11 professionals.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended August 31, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$136,634	$2,774	$139,408
Tenant recoveries	59,626	—	59,626
Overage rents	3,021	—	3,021
Land sales	639	—	639
Other	5,759	(73)	5,686

Total revenues	205,679	2,701	208,380

Expenses:
Real estate taxes	18,580	—	18,580
Repairs and maintenance	15,645	—	15,645
Marketing	1,976	—	1,976
Ground and other rents	900	65	965
Other property operating costs	28,762	(37)	28,725
Land sales operations	1,427	—	1,427
Provision for doubtful accounts	257	—	257
Property management and other costs	8,467	2,742	11,209
General and administrative	3,821	(69)	3,752
Provisions for impairment	76	—	76
Depreciation and amortization	51,684	—	51,684

Total expenses	131,595	2,701	134,296

Operating income	74,084	—	74,084

Interest (expense) income, net	(96,006)	200	(95,806)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(21,922)	200	(21,722)
Provision for income taxes	1,376	—	1,376
Equity in income of Real Estate Affiliates	6	7,058	7,064
Reorganization items	(9,318)	—	(9,318)

Net (loss) income	(29,858)	7,258	(22,600)
Allocation to noncontrolling interests	(960)	364	(596)

Net (loss) income attributable to common stockholders	$(30,818)	$7,622	$(23,196)

Basic and Diluted Earnings Per Share:	$(0.10)	$0.02	$(0.07)

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(30,818)	$7,622	$(23,196)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	2,867	(67)	2,800
Accrued pension adjustment	185	(5)	180
Foreign currency translation	6,318	(148)	6,170

Other comprehensive income (loss), net	9,370	(220)	9,150

Comprehensive (loss) income attributable to common stockholders	$(21,448)	$7,402	$(14,046)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended August 31, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,946,905	$—	$2,946,905
Buildings and equipment	19,495,558	—	19,495,558
Less accumulated depreciation	(3,970,212)	—	(3,970,212)
Developments in progress	868,667	(259)	868,408

Net property and equipment	19,340,918	(259)	19,340,659
Investment in and loans to/from Unconsolidated Real Estate Affiliates	606,033	(220,117)	385,916
Investment property and property held for development and sale	1,108,401	—	1,108,401
Investment in controlled non-debtor entities	16,442,592	(12,761,590)	3,681,002

Net investment in real estate	37,497,944	(12,981,966)	24,515,978
Cash and cash equivalents	568,515	8,523	577,038
Accounts and notes receivable, net	327,906	—	327,906
Goodwill	211,540	—	211,540
Deferred expenses, net	248,870	—	248,870
Prepaid expenses and other assets	588,838	(22,241)	566,597

Total assets	$39,443,613	$(12,995,684)	$26,447,929

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$—	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	31,966	—	31,966
Deferred tax liabilities	892,277	—	892,277
Accounts payable and accrued expenses	748,849	(39,896)	708,953

Total liabilities not subject to compromise	2,073,092	(39,896)	2,033,196
Liabilities subject to compromise	22,687,060	(395,683)	22,291,377

Total liabilities	24,760,152	(435,579)	24,324,573

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	23,254	14,008	37,262

Total redeemable noncontrolling interests	144,010	14,008	158,018

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,813,107 shares issued as of August 31, 2009	3,138	—	3,138
Additional paid-in capital	9,576,780	(5,783,769)	3,793,011
Retained earnings (accumulated deficit)	5,045,595	(6,790,874)	(1,745,279)
Accumulated other comprehensive loss	(22,956)	530	(22,426)
Less common stock in treasury, at cost, 1,449,939 shares as of August 31, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	14,525,805	(12,574,113)	1,951,692
Noncontrolling interests in consolidated real estate affiliates	13,646	—	13,646

Total equity	14,539,451	(12,574,113)	1,965,338

Total liabilities and equity	$39,443,613	$(12,995,684)	$26,447,929

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended August 31, 2009

	Employee Payroll	Employer Payroll
Gross Wage Expense	Taxes Withheld (a)	Taxes Remitted (b)
(In thousands)
$16,613	$3,631	$965

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on August 28, 2009.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	August 31, 2009	August 31, 2009
	(In thousands)
Federal and state income taxes	$3,380	$—

State and local taxes:
Property *	84,181	28,643
Sales and use	1,433	473
Franchise	2,033	—
Other	59	—

Total state and local taxes	87,706	29,116

Total taxes	$91,086	$29,116

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2009	August 31, 2009
	(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$—
10000 COVINGTON CROSS	—	20
10000 WEST CHARLESTON	—	45
10190 COVINGTON CROSS	—	51
1120/40 TOWN CENTER DRIVE	—	57
1160/80 TOWN CENTER DRIVE	—	56
1201/41 TOWN CENTER DRIVE	—	52
1251/81 TOWN CENTER DRIVE	—	10
1551 HILLSHIRE DRIVE	—	32
1635 VILLAGE CENTER CIRCLE	—	20
1645 VILLAGE CENTER CIRCLE	—	25
20 COLUMBIA CORPORATE CENTER	—	—
30 COLUMBIA CORPORATE CENTER	—	—
40 COLUMBIA CORPORATE CENTER	—	38
4848 OUTPARCEL	32	—
50 COLUMBIA CORPORATE CENTER	—	—
60 COLUMBIA CORPORATE CENTER	—	—
9901/21 COVINGTON CROSS	—	27
9950/80 COVINGTON CROSS	—	27
ALA MOANA BUILDING	—	258
ALA MOANA CENTER	3,038	5,352
ALA MOANA PACIFIC CENTER	—	334
ALA MOANA PLAZA	—	53
ALA MOANA-KAPIOLANI PROPERTIES	—	434
ALA MOANA-KONA STREET	—	12
ALAMEDA PLAZA	121	—
ANIMAS VALLEY MALL	156	—
ARIZONA CENTER	114	—
ARIZONA CENTER ARIZONA CENTER ONE	393	—
ARIZONA CENTER ARIZONA CENTER TWO	388	—
ARIZONA CENTER CINEMA	21	—
ARIZONA CENTER GARDEN OFFICE	29	—
ARIZONA CENTER OFFICE	55	—
ARIZONA CENTER PARKING	102	—
AUGUSTA MALL	461	—
AUGUSTA MALL ANCHOR ACQ	230	—
AUSTIN BLUFFS PLAZA	33	—
BAILEY HILL	3	—
BASKIN ROBBINS	4	—
BAYSHORE MALL	80	33
BEACHWOOD PLACE	2,387	—
BELLIS FAIR	102	—
BIRCHWOOD MALL	—	14
BOISE TOWN SQUARE ANCHOR ACQ	50	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2009	August 31, 2009
	(In thousands)
BOISE TOWNE PLAZA	140	—
BOISE TOWNE SQUARE	1,198	—
BRASS MILL CENTER	—	—
BRASS MILL COMMONS	—	—
BURLINGTON TOWN CENTER	—	142
BURLINGTON TOWN CENTER OFFICE	—	26
CACHE VALLEY MALL	191	—
CACHE VALLEY MARKETPLACE	76	—
CANYON POINT	—	67
CAPITAL MALL	205	—
CENTURY PLAZA	49	—
CHAPEL HILLS MALL	832	—
CHICO MALL	89	—
CHULA VISTA CENTER	130	—
COLLIN CREEK	1,185	—
COLONY SQUARE MALL	256	—
COLUMBIA CENTER-C.A. BUILDING	—	—
COLUMBIA CENTER-EXHIBIT BLDG	—	—
COLUMBIA MALL	374	—
COLUMBIANA CENTER	1,020	—
CORONADO MALL	489	—
CORPORATE POINTE #2	—	25
CORPORATE POINTE #3	—	36
COTTONWOOD MALL	189	—
COTTONWOOD SQUARE	28	—
COUNTRY HILL PLAZA	90	—
CROSSING BUSINESS CENTER #6	—	30
CROSSING BUSINESS CENTER #7	—	61
CROSSROADS CENTER (MN)	484	—
DEERBROOK MALL	965	—
DEERBROOK MALL ANCHOR ACQ	45	—
DIVISION CROSSING	38	—
EAGLE RIDGE MALL	359	—
EASTRIDGE MALL (CA)	684	—
EASTRIDGE MALL (WY)	175	—
EDEN PRAIRIE CENTER	698	—
EDEN PRAIRIE CENTER ANCHOR ACQ	36	—
FALLBROOK CENTER	249	—
FANEUIL HALL MARKETPLACE	—	—
FASHION PLACE	546	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2009	August 31, 2009
FASHION PLACE ANCHOR ACQ	57	—
FASHION SHOW	—	798
FOOTHILLS MALL	618	—
FORT UNION	43	—
FOUR SEASONS TOWN CENTRE MALL	—	1,672
FOX RIVER MALL	960	—
FREMONT VILLAGE	—	35
GATEWAY CROSSING SHOPPING CTR	127	—
GATEWAY MALL	160	—
GGPLP-SHARED	1,450	—
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	5,198	2,317
GLENBROOK SQUARE ANCHOR ACQ	150	—
GRAND TETON MALL	530	—
GRAND TETON PLAZA	120	—
GRAND TRAVERSE MALL	—	—
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	322	—
HALSEY CROSSING	13	—
HARBORPLACE	—	—
HRDLC-BENSON GROUND LESES	—	—
HULEN MALL	1,338	—
JORDAN CREEK TOWN CENTER	5,076	—
KNOLLWOOD MALL	111	—
LAKEMOOR	—	—
LAKESIDE MALL	57	1,271
LAKEVIEW SQUARE	—	617
LANDMARK MALL	81	—
LANSING MALL	78	—
LINCOLNSHIRE COMMONS	279	195
LOCKPORT MALL	20	—
LYNNHAVEN MALL	438	—
MALL AT SIERRA VISTA	314	—
MALL OF LOUISIANA	610	9
MALL OF LOUSIANA POWER CENTER	97	—
MALL OF THE BLUFFS	2,425	—
MALL ST. MATHEWS	531	—
MALL ST. VINCENT	417	—
MARKET PLACE SHOPPING CENTER	1,115	819
MAYFAIR BANK TOWER	205	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2009	August 31, 2009
MAYFAIR MALL	2,960	—
MAYFAIR NORTH TOWER	214	—
MAYFAIR PROFESSIONAL	82	—
MAYFAIR-AURORA HEALTH CENTER	195	—
MONDAWMIN MALL	—	—
MORENO VALLEY MALL	103	—
NATICK-NOUVELLE AT NATICK	—	—
NEIGHBORHOOD STORES	—	—
NEWGATE MALL	480	—
NEWPARK MALL	170	84
NEWPARK MALL ANCHOR ACQ	26	—
NORTH PLAINS MALL	39	—
NORTH POINT MALL	1,650	—
NORTH STAR MALL	2,473	—
NORTH STAR MALL ANCHOR ACQ	224	—
NORTH TOWN MALL	195	—
NORTHGATE MALL	432	—
NORTHRIDGE FASHION CENTER	396	—
OAKWOOD CENTER	307	—
OAKWOOD MALL	788	—
OGLETHORPE MALL	245	—
OREM PLAZA CENTER STREET	49	—
OREM PLAZA STATE STREET	23	—
OVIEDO MARKETPLACE	593	—
OWINGS MALL	—	—
OXMOOR MALL	499	—
PARK CITY CENTER	—	3,018
PARK PLACE	818	—
PARK WEST	704	—
PEACHTREE MALL	959	—
PECANLAND MALL	424	—
PECANLAND MALL ANCHOR ACQ	34	—
PIEDMONT MALL	42	—
PIERRE BOSSIER MALL	157	—
PINE RIDGE MALL	303	—
PIONEER PLACE	101	—
PIONEER PLACE LP EXPANSION	107	—
PIONEER TOWER	134	—
PIONEER TOWER GARAGE	17	—
PLAZA 800	—	30

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2009	August 31, 2009
	(In thousands)
PLAZA 9400	86	—
PRINCE KUHIO PLAZA	—	251
PROVIDENCE PLACE	33	—
PROVO PLAZA	25	—
RED CLIFFS MALL	198	—
RED CLIFFS PLAZA	40	—
REDLANDS PROMENADE	116	—
REGENCY SQUARE MALL	1,019	—
RIDGEDALE CENTER	590	—
RIDGLEY BUILDING	—	—
RIO WEST MALL	148	—
RIVER FALLS	1,237	—
RIVER HILLS MALL	1,837	—
RIVER POINTE PLAZA	71	—
RIVERLANDS SHOPPING CENTER	39	—
RIVERSIDE PLAZA	97	—
RIVERTOWN CROSSINGS	(6)	2,298
ROGUE VALLEY MALL	132	—
SAINT LOUIS GALLERIA	2,537	—
SALEM CENTER	90	—
SIKES SENTER	805	—
SILVER LAKE MALL	159	—
SOONER MALL	260	—
SOUTH STREET MARKETPLACE THEAT	160	—
SOUTHLAKE MALL	699	—
SOUTHLAND CENTER (MI)	309	—
SOUTHLAND MALL (CA)	269	—
SOUTHSHORE MALL	22	—
SOUTHWEST OFF CTR I	113	—
SOUTHWEST OFF CTR II	50	—
SOUTHWEST PLAZA	1,519	7
SPRING HILL MALL	1,527	1,104
ST LOUIS GALLERIA ANCH ACQ	51	—
STONESTOWN GALLERIA	597	—
STONESTOWN MEDICAL BUILDING	36	—
THE BOULEVARD MALL	—	177
THE BRIDGES AT MINT HILL	13	—
THE COMMONS AT FOOTHILLS MALL	21	—
THE CROSSROADS (MI)	—	—
THE GALLERY AT HARBORPLACE	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2009	August 31, 2009
	(In thousands)
THE GALLERY AT HARBORPLACE-GARAGE	950	—
THE GALLERY AT HARBORPLACE-OFFICE	—	—
THE GRAND CANAL SHOPPES	—	464
THE MAINE MALL	21	922
THE PINES	175	—
THE PLAZA AT FOOTHILLS MALL	51	—
THE SHOPPES AT THE PALAZZO	25	250
THE SHOPS AT FALLEN TIMBERS	1,244	—
THE SHOPS AT FOOTHILLS MALL	82	—
THE SHOPS AT SUMMERLIN CENTRE	62	81
THE VILLAGE AT REDLANDS	34	—
THE VILLAGE OF CROSS KEYS	—	—
THE WOODLANDS MALL	1,178	—
THE WOODLANDS MALL ANCHOR ACQ	—	—
THHC LAND (WOBU)	—	—
THREE RIVERS MALL	34	—
TOWN EAST MALL	2,610	—
TRCLP	—	—
TUCSON ANCHOR ACQ	41	—
TUCSON ENTERTAINMENT PAVILION	25	—
TUCSON MALL	644	—
TWINS FALLS CROSSINGS	22	—
TYSONS GALLERIA	404	—
UNIVERSITY CROSSING	149	—
VALLEY HILLS MALL	324	—
VALLEY PLAZA MALL	113	91
VICTORIA WARD SHARED OPERATION	186	2,999
VILLAGE AT JORDAN CREEK	1,328	—
VISALIA MALL	76	—
VISTA COMMONS	—	51
VISTA RIDGE MALL	1,382	—
WASHINGTON PARK MALL	112	—
WEST VALLEY MALL	142	—
WESTWOOD MALL	—	—
WHITE MARSH MALL	—	—
WHITE MOUNTAIN MALL	72	—
WILLOWBROOK MALL (NJ)	150	1,746
WOODBRIDGE CENTER	—	—
WOODLANDS VILLAGE	81	—
YELLOWSTONE SQUARE	63	—

	$84,181	$28,643

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,370
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	4
Lockport L.L.C.	09-11966	21
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	877
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	142
GGP-Grandville L.L.C.	09-11971	3,457
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	121
La Place Shopping, L.P.	09-11974	13
GGP-Tucson Land L.L.C.	09-11975	2
Tucson Anchor Acquisition, LLC	09-11976	121
General Growth Properties, Inc.	09-11977	78
GGP Limited Partnership	09-11978	40,509
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	1
Rouse Company LP, The	09-11983	2,072
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	408
Alameda Mall Associates	09-11986	497
Bay Shore Mall Partners	09-11987	498
Chico Mall, L.P.	09-11988	301
Lansing Mall Limited Partnership	09-11989	436
GGP-Pecanland, L.P.	09-11990	424
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	675
South Shore Partners, L.P.	09-11993	6
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	1,061
Ho Retail Properties I Limited Partnership	09-11997	492
New Orleans Riverwalk Associates	09-11998	419
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	375
White Marsh Mall Associates	09-12001	375
White Marsh Phase II Associates	09-12002	375

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
Parke West, LLC	09-12003	258
GGP-Newpark L.L.C.	09-12004	497
Elk Grove Town Center, L.P.	09-12005	46
Baltimore Center Associates Limited Partnership	09-12006	999
Baltimore Center Garage Limited Partnership	09-12007	115
Century Plaza L.L.C.	09-12008	119
Harbor Place Associates Limited Partnership	09-12009	325
Price Development Company, Limited Partnership	09-12010	129
Rouse-Phoenix Theatre Limited Partnership	09-12011	3
Rouse-Arizona Retail Center Limited Partnership	09-12012	550
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	1,030
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,284
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	101
Parkside Limited Partnership	09-12021	66
Park Square Limited Partnership	09-12022	102
Rouse SI Shopping Center, LLC	09-12023	3,059
Augusta Mall, LLC	09-12024	1,590
Burlington Town Center LLC, The	09-12025	462
Fashion Show Mall LLC	09-12026	5,663
GGP Ala Moana L.L.C.	09-12027	15,779
GGP Jordan Creek L.L.C.	09-12028	1,242
GGP Village at Jordan Creek L.L.C.	09-12029	25
GGP-Four Seasons L.L.C.	09-12030	2,486
Lincolnshire Commons, LLC	09-12031	362
Phase II Mall Subsidiary, LLC	09-12032	2,316
St. Cloud Mall L.L.C.	09-12033	521
Valley Hills Mall L.L.C.	09-12034	536
GGP Holding, Inc.	09-12035	25
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	230
10190 Covington Cross, LLC	09-12041	62
1120/1140 Town Center Drive, LLC	09-12042	130
1160/1180 Town Center Drive, LLC	09-12043	79
1201-1281 Town Center Drive, LLC	09-12044	80
1251 Center Crossing, LLC	09-12045	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
1450 Center Crossing Drive, LLC	09-12046	44
1451 Center Crossing Drive, LLC	09-12047	70
1551 Hillshire Drive, LLC	09-12048	33
1635 Village Centre Circle, LLC	09-12049	32
1645 Village Center Circle, LLC	09-12050	74
9901-9921 Covington Cross, LLC	09-12051	34
9950-9980 Covington Cross, LLC	09-12052	36
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	278
Arizona Center Parking, LLC	09-12055	57
Augusta Mall Anchor Acquisition, LLC	09-12056	10
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	734
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	254
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,578
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	239
Boise Mall, LLC	09-12071	255
Boise Town Square Anchor Acquisition, LLC	09-12072	1
Boise Towne Plaza L.L.C.	09-12073	50
Boulevard Associates	09-12074	962
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	87
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	1,623
Chapel Hills Mall L.L.C.	09-12082	756
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—
Chula Vista Center, LLC	09-12085	228

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	662
Colony Square Mall L.L.C.	09-12088	304
Columbia Mall L.L.C.	09-12089	746
Coronado Center L.L.C.	09-12090	1,115
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	18
Country Hills Plaza, LLC	09-12093	79
Deerbrook Mall, LLC	09-12094	547
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	455
Eastridge Shopping Center L.L.C.	09-12098	1,342
Eden Prairie Anchor Building L.L.C.	09-12099	—
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	680
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	522
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	149
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,276
Fashion Place, LLC	09-12109	1,216
Fashion Place Anchor Acquisition, LLC	09-12110	2
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,236
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	68
Gateway Overlook Business Trust	09-12117	439
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	—
GGP Holding Services, Inc.	09-12124	—
GGP Ivanhoe II, Inc.	09-12125	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	465
GGP Knollwood Mall, LP	09-12128	292
GGP Natick Residence LLC	09-12129	631
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	396
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,006
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	209
GGP-Glenbrook L.L.C.	09-12138	3,323
GGP-Glenbrook Holding L.L.C.	09-12139	1
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	2,370
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	1,158
GGP-Newgate Mall, LLC	09-12148	335
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,590
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	102
GGP-Tucson Mall L.L.C.	09-12155	1,012
GGP-UC L.L.C.	09-12156	76
Grand Canal Shops II, LLC	09-12157	3,246
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—
Ho Retail Properties II Limited Partnership	09-12165	146

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
Hocker Oxmoor, LLC	09-12166	482
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	131
Howard Hughes Corporation, The	09-12169	3,696
Howard Hughes Properties, Inc.	09-12170	1,472
Howard Hughes Properties, Limited Partnership	09-12171	23
Howard Hughes Properties IV, LLC	09-12172	31
Howard Hughes Properties V, LLC	09-12173	43
HRD Parking, Inc.	09-12174	27
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	784
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	2,590
Lakeview Square Limited Partnership	09-12183	1,011
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	350
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,367
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	2
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	140
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	435
Mayfair Mall, LLC	09-12198	2,261
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	856
Natick Retail, LLC	09-12202	9
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—
North Plains Mall, LLC	09-12205	20
North Star Anchor Acquisition, LLC	09-12206	22

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
North Star Mall, LLC	09-12207	1,318
North Town Mall, LLC	09-12208	253
Northgate Mall L.L.C.	09-12209	338
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	142
Oglethorpe Mall L.L.C.	09-12212	868
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	211
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,338
PDC Community Centers L.L.C.	09-12220	198
PDC-Eastridge Mall L.L.C.	09-12221	370
PDC-Red Cliffs Mall L.L.C.	09-12222	155
Peachtree Mall L.L.C.	09-12223	544
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	308
Pierre Bossier Mall, LLC	09-12226	188
Pine Ridge Mall L.L.C.	09-12227	190
Pioneer Office Limited Partnership	09-12228	152
Pioneer Place Limited Partnership	09-12229	270
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	366
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	1,104
Rio West L.L.C.	09-12238	139
River Falls Mall, LLC	09-12239	40
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	665
Rogue Valley Mall L.L.C.	09-12242	281
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—
Rouse Company of Florida, LLC, The	09-12245	10
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	4,324
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	—
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	425
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	227
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	854
Saint Louis Galleria L.L.C.	09-12266	1,517
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	54
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	55
Sikes Senter, LLC	09-12270	513
Silver Lake Mall, LLC	09-12271	29
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	464
Southlake Mall L.L.C.	09-12274	880
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	252
Spring Hill Mall L.L.C.	09-12279	1,324
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,601
Summerlin Centre, LLC	09-12284	218
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	127
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	846

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2009
		(In thousands)
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	366
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	94
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,638
U.K.-American Properties, Inc.	09-12298	1,123
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	—
VCK Business Trust	09-12301	349
Victoria Ward Center L.L.C.	09-12302	792
Victoria Ward Entertainment Center L.L.C.	09-12303	116
Victoria Ward, Limited	09-12304	4,245
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	46
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	67
Visalia Mall, L.P.	09-12309	281
Vista Ridge Mall, LLC	09-12310	920
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	117
Ward Plaza-Warehouse, LLC	09-12313	203
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	348
Westwood Mall, LLC	09-12316	117
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	42
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	2,533
Woodbridge Center Property, LLC	09-12322	1,179
Woodlands Mall Associates, LLC, The	09-12323	1,496
10000 Covington Cross, LLC	09-12324	39
10 CCC Business Trust	09-12457	35
20 CCC Business Trust	09-12458	64
30 CCC Business Trust	09-12459	60
Capital Mall L.L.C.	09-12462	264
GGP-Columbiana Trust	09-12464	193

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

Disbursements
Month Ended
Legal Entity	Case Number	August 31, 2009
(In thousands)
GGP-Gateway Mall L.L.C.	09-12467	450
Grand Traverse Mall Partners, LP	09-12469	667
Greenwood Mall L.L.C.	09-12471	361
Kalamazoo Mall L.L.C.	09-12472	413
Lancaster Trust	09-12473	3,978
Mondawmin Business Trust	09-12474	390
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	35
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

$191,982

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	August 31, 2009
	(In thousands)
Current	$(25,307	)*
31 – 60 days	390
61 – 90 days	8,101
91 – 120 days	5,072
Over 120 days	49,452

Gross Amount	$37,708

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	August 31, 2009	Month ended August 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	7/15/2013	6.99%	8,803	51
Ala Moana A1	9/1/2011	5.52%	750,000	3,566
Ala Moana A2	9/1/2011	5.65%	750,000	3,650
Augusta Mall	11/11/2011	5.49%	175,000	827
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	81
Bay City	12/2/2013	5.30%	24,120	110
Bayshore	9/1/2011	7.13%	31,005	184
Beachwood Place	4/7/2011	5.60%	240,164	1,158
Bellis Fair	2/15/2016	7.34%	61,586	377
Boise Towne Plaza	7/9/2010	4.70%	10,921	44
Boise Towne Square	2/10/2011	6.64%	70,738	404
Brass Mill	4/11/2014	4.55%	123,593	484
Burlington	7/1/2010	5.03%	26,000	113
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	4/1/2011	7.28%	20,291	127
Chapel Hills	10/11/2010	5.04%	115,653	501
Chico Mall	2/11/2009	4.74%	57,203	233
Collin Creek Mall	7/11/2011	6.78%	66,997	391
Columbia Mall (MO)	2/1/2013	6.05%	90,000	469
Coronado	6/7/2010	5.08%	168,798	738
Corporate Pointe 2 (10650 W. Charleston)	9/11/2012	6.83%	4,526	27
Corporate Pointe 3 (10750 W. Charleston)	9/11/2012	6.83%	4,526	27
Country Hills	6/1/2016	6.04%	13,526	70
Crossroads Center (MN)	7/30/2010	4.73%	84,306	343
Deerbrook	3/2/2009	3.46%	73,964	220
Eagle Ridge	10/12/2015	5.41%	47,578	222
Eastridge (CA)	9/1/2011	5.79%	170,000	847
Eastridge (WY )	12/5/2011	5.08%	39,162	171
Eden Prairie	4/1/2011	4.67%	79,828	321
Fallbrook	6/3/2013	6.14%	85,000	449
Faneuil Hall	4/1/2013	5.57%	94,122	451
Fashion Place	10/5/2010	5.30%	144,483	660
Four Seasons	12/11/2013	5.60%	100,429	484
Fox River	12/3/2012	5.96%	195,000	1,001
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	12/1/2010	7.89%	49,387	336
Gallery at Harborplace 2 (Baltimore Center Land, Garage & Office)	12/1/2010	7.03%	3,200	19
Gallery at Harborplace 3 (Baltimore Center Land, Garage & Office)	12/1/2010	7.49%	5,100	33
Gallery at Harborplace 4 (Baltimore Center Land, Garage & Office)	12/1/2010	7.93%	2,200	15
Gallery at Harborplace 5 (Baltimore Center Land, Garage & Office)	12/1/2010	8.89%	4,705	36
Gateway	4/1/2011	7.28%	39,767	249
Gateway Overlook	3/1/2013	5.78%	55,000	274
Glenbrook	7/1/2010	4.91%	177,235	750
Grand Canal Shoppes	5/1/2009	4.78%	393,754	1,621
Grand Traverse	10/1/2012	5.02%	85,302	368
Greenwood	4/1/2011	7.28%	44,647	280
Harborplace	10/5/2012	5.79%	50,000	249
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	12/7/2011	5.03%	113,021	490
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2009	4.57%	185,950	731
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,234	62
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373	46
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,288	9
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,273	20
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,753	10
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,581	10
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,460	9
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,523	6
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,811	14
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,454	21
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,968	26
Knollwood	10/12/2015	5.35%	39,942	184
Lakeside Mall	12/1/2009	4.28%	180,302	665
Lakeview Square	3/1/2016	5.81%	41,334	207
Lansing I	1/15/2010	9.35%	24,144	192
Lincolnshire Commons	4/1/2013	5.98%	28,000	144

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	August 31, 2009	Month ended August 31 (b)
			(Dollars in thousands)
Lynnhaven	7/6/2010	5.05%	236,988	1,031
Maine	6/11/2010	4.84%	216,295	901
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	344
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	557
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	277
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,565	598
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	2/1/2013	6.05%	106,000	552
Moreno Valley	9/11/2013	5.96%	87,402	448
Newgate	10/1/2010	4.84%	40,991	171
Newpark	2/1/2011	7.45%	68,201	438
North Point	3/1/2011	5.48%	215,691	1,018
North Star	1/4/2010	4.43%	232,570	887
Northgate	9/1/2016	5.88%	45,025	228
Northridge Fashion	7/1/2011	7.24%	126,403	763
Oglethorpe	7/2/2012	4.89%	141,375	595
Oviedo	5/7/2012	5.12%	51,819	228
Oxmoor	6/3/2013	6.85%	56,922	336
Park City Note A	10/1/2010	4.74%	120,029	490
Park City Note B	10/1/2010	7.10%	29,206	178
Park Place	1/11/2010	5.15%	176,443	782
Peachtree	6/1/2010	5.08%	89,590	392
Pecanland	3/1/2010	4.28%	57,838	213
Piedmont	9/6/2016	5.98%	33,911	175
Pine Ridge	12/5/2011	5.08%	26,404	116
Pioneer Place Limited Partners Land	4/27/2010	10.00%	338	3
Prince Kuhio	4/1/2009	3.45%	37,826	112
Providence Place 2	3/11/2010	5.03%	258,525	1,119
Providence Place 3 (*)	3/11/2010	5.12%	59,529	262
Providence Place 4 (*)	3/11/2010	5.93%	39,044	200
Providence Place Pilot A1	7/1/2016	7.75%	23,754	162
Providence Place Pilot A2	6/30/2028	7.75%	22,253	144
Red Cliffs	12/5/2011	5.08%	25,095	110
Regency Square	7/1/2010	3.59%	93,790	290
Ridgedale	4/1/2010	4.86%	178,194	746
River Hills	6/3/2013	6.14%	80,000	423
RiverTown Junior Loan (*)	7/1/2011	9.15%	15,788	120
RiverTown Senior Loan	7/1/2011	7.29%	102,111	620
Rogue Valley	12/31/2010	7.85%	26,347	178
Sikes Senter	6/1/2012	5.20%	61,381	275
Sooner Fashion	6/3/2013	6.14%	60,000	317
Southlake	12/5/2017	6.44%	100,000	554
Southland	3/2/2009	3.62%	81,477	254
Southland (RSE)	3/5/2010	4.97%	108,788	466
St. Louis Galleria	7/5/2010	4.86%	237,412	993
Staten Island 1	10/1/2010	5.09%	85,000	367
Staten Island 2	10/1/2010	8.15%	70,616	489
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	7/31/2009	4.94%	77,889	331
Stonestown Note A	9/1/2011	5.55%	155,600	744
Stonestown Note B	9/1/2011	6.04%	60,000	312
Stonestown Mezz (*)	9/1/2011	6.18%	57,400	306
The Boulevard	7/1/2013	4.27%	107,630	396
The Crossroads (MI)	6/1/2009	7.40%	39,791	254
The Woodlands Note A	6/13/2011	5.91%	185,000	942
The Woodlands Note B	6/13/2011	5.91%	55,000	280
Three Rivers	12/5/2011	5.08%	21,497	94
Town East	4/13/2009	3.46%	105,182	314
Tucson Mall	10/11/2033	4.26%	119,627	439
Tysons Galleria	9/12/2011	5.72%	255,000	1,257
Valley Hills	3/5/2014	4.73%	56,851	231
Valley Plaza	7/11/2012	3.90%	95,268	320
Victoria Ward (Village/Industrial/Gateway)	10/1/2011	5.61%	88,500	428
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/11/2010	3.78%	41,595	135
Vista Ridge	4/11/2011	6.87%	80,351	460
Ward Centre & Ward Entertainment	1/4/2010	4.33%	58,294	217
Washington Park	4/1/2014	5.35%	12,099	56
West Valley	4/1/2010	3.43%	56,436	167
White Marsh	9/1/2012	5.62%	187,000	876
Willowbrook Mall	7/1/2011	6.82%	158,587	932
Woodbridge Corporation	6/1/2009	4.24%	207,934	760

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance		Interest Expense
Property	Maturity Date	Rate (a)	August 31, 2009		Month ended August 31 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,528,620		75,761

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.53%	35,054		76
Bank Note — Birchwood Mall	7/11/2013	2.53%	44,308		97
Bank Note — Cache Valley	7/11/2013	2.53%	28,043		61
Bank Note — Colony Square	7/11/2013	2.53%	25,239		55
Bank Note — Columbiana	7/11/2013	2.53%	105,441		230
Bank Note — Fallen Timbers	7/11/2013	2.53%	42,401		92
Bank Note — Foothills	7/11/2013	2.53%	50,758		111
Bank Note — Grand Teton	7/11/2013	2.53%	48,795		106
Bank Note — Mall at Sierra Vista	7/11/2013	2.53%	23,556		51
Bank Note — Mall of the Bluffs	7/11/2013	2.53%	35,951		78
Bank Note — Mayfair	7/11/2013	2.53%	274,932		599
Bank Note — Mondawmin	7/11/2013	2.53%	84,689		185
Bank Note — North Plains	7/11/2013	2.53%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.53%	114,976		251
Bank Note — Oakwood	7/11/2013	2.53%	75,772		165
Bank Note — Owings Mills	7/11/2013	2.53%	53,281		116
Bank Note — Pierre Bossiere	7/11/2013	2.53%	40,382		88
Bank Note — Pioneer Place	7/11/2013	2.53%	156,764		342
Bank Note — Salem Center	7/11/2013	2.53%	41,728		91
Bank Note — Silver Lake Mall	7/11/2013	2.53%	18,228		40
Bank Note — Southwest Plaza	7/11/2013	2.53%	96,187		210
Bank Note — Spring Hill	7/11/2013	2.53%	68,088		148
Bank Note — Westwood Mall	7/11/2013	2.53%	24,117		53
Bank Note — White Mountain	7/11/2013	2.53%	10,656		23
Fashion Show	3/15/2009	6.28%	645,918		3,494
Oakwood Center	3/16/2009	1.78%	95,000		152
Palazzo	3/15/2009	6.28%	249,623		1,350

Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.53%	590,000		780
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.53%	1,987,500		2,628
TRUPS (*)(d)	4/30/2036	1.94%	206,200		345

Variable Rate Debt			5,684,243		16,690

Total Filing Entity Debt			$22,212,863	(e)	$92,451

(a)	Reflects the variable contract rate as of August 31, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP/GGPLPLLC Exchangable Debt and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

	Period Expense	Cash Paid	Expense	Cash Paid
	Month ended	Month ended	Cumulative Post-Petition	Cumulative Post-Petition
Name	August 31, 2009	August 31, 2009	period Ended August 31, 2009	period Ended August 31, 2009
	(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$1,047	$1,630	$7,268	$1,630
AlixPartners, LLP	1,159	1,502	5,443	1,502
Assessment Technologies	19	—	48	—
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	54	—	240	—
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	157	—	694	16
Deloitte & Touche LLP	352	—	2,214	79
Deloitte Tax LLP	44	2	216	65
Epiq Solutions	—	—	—	—
Ernst & Young LLP	71	—	315	219
FTI Consulting	691	—	1,393	—
Grant Thornton	3	—	13	103
Hewitt Associates	104	—	459	—
Jenner & Block	627	248	935	248
Kutzman Carson Consultants LLC	533	—	3,154	—
Kirkland & Ellis LLP	3,316	—	9,051	1,951
Miller Buckfire & Co LLC	241	325	1,284	325
PricewaterhouseCoopers	5	—	21	—
Silverstein & Pomerantz LLP	—	—	—	—
Weil, Gotshal & Manges LLP	364	3,883	13,500	3,883

Total	$8,787	$7,590	$46,248	$10,021

Professional Fees Summary (See Note 7)

Restructuring Costs	$7,665	$7,340	$42,485	$9,307
General & Administrative	1,122	250	3,763	714

Total	$8,787	$7,590	$46,248	$10,021

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYENCES
AND AUTHORIZED DE MINIMUS SALES FOR
THE MONTH ENDED AUGUST 31, 2009

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit - 3	8/04/2009 Condominium Unit Sale	Joseph and Suzanna Law	$124
	Village Way #5, Natick, MA

GGP Natick Residence LLC	Condominium Unit - 38	8/13/2009 Condominium Unit Sale	Michelle Cromwell	124
	Silver Hill #1, Natick, MA

GGP Natick Residence LLC	Condominium Unit - 11	8/26/2009 Condominium Unit Sale	Robin Chamberlain	115
	Village Rock Lane #22
	Natick, MA

GGP Natick Residence LLC	Condominium Unit - 4	8/28/2009 Condominium Unit Sale	Lindsay Tlumaki	115
	Village Rock Lane #24
	Natick, MA

GGP Natick Residence LLC	Condominium Unit - 26	8/27/2009 Condominium Unit Sale	Mathew Goodwin	129
	Walden Drive #3, Natick, MA

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes		No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?			X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?			X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?			X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?			X
5	Is the Debtor delinquent in paying any insurance premium payment?			X
6	Have any payments been made on pre-petition liabilities this reporting period?	X	(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X	(2)
8	Are any post petition payroll taxes past due?			X
9	Are any post petition State or Federal income taxes past due?			X
10	Are any post petition real estate taxes past due?			X
11	Are any other post petition taxes past due?			X
12	Have any pre-petition taxes been paid during this reporting period?	X	(3)
13	Are any amounts owed to post petition creditors delinquent?			X
14	Are any wage payments past due?			X
15	Have any post petition loans been received by the Debtor from any party?	X	(4)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?			X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?			X
18	Have the owners or shareholders received any compensation outside of the normal course of business?			X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $11.8 million has been paid by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $8.5 million.

(3)	Included in the amounts reported in (1) above are payments of taxes of $1.0 million.

(4)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.